SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

The information included in Exhibit 99.1 (the “Tax Exhibit”) to this Current Report on Form 8-K provides a summary of certain material federal income tax considerations relevant to an investment in the securities of National Health Investors, Inc. (the “Company”). The information in the Tax Exhibit supplements the discussion contained under the heading “Federal Income Tax Considerations and Consequences of Your Investment” contained in or incorporated by reference into prospectuses, and the discussion contained under the heading “Certain U.S. Federal Income Tax Considerations” contained in any prospectus supplement, filed by the Company under the Securities Act of 1933 prior to the date of this Current Report on Form 8-K, and the Tax Exhibit shall be deemed incorporated by reference into each such registration statement and shall supersede such discussions to the extent they are inconsistent with the Tax Exhibit.

The Company is also filing this Form 8-K to supplement the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”). The following risk factor supplements the risk factors contained in the 2017 Annual Report and should be read in conjunction with the disclosures contained therein.

Legislative, regulatory, or administrative changes could adversely affect us or our security holders.
The tax laws or regulations governing REITs or the administrative interpretations thereof may be amended at any time. We cannot predict if or when any new or amended law, regulation, or administrative interpretation will be adopted, promulgated, or become effective, and any such change may apply retroactively. We and our security holders may be adversely affected by any new or amended law, regulation, or administrative interpretation.
On December 22, 2017, the Tax Cuts and Jobs Act was enacted. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules related to the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. In addition to reducing corporate and non-corporate tax rates, the Tax Cuts and Jobs Act eliminates and restricts various deductions and limits the ability to utilize net operating losses. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Cuts and Jobs Act makes numerous large and small changes to the tax rules that do not affect REITs directly but may affect our security holders and may indirectly affect us.
Prospective investors are urged to consult with their tax advisors with respect to the status of the Tax Cuts and Jobs Act and any other regulatory or administrative developments and proposals and their potential effect on investment in our securities.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

Number	Exhibit
99.1	Additional Material Federal Income Tax Considerations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/Roger R. Hopkins
Name:    Roger R. Hopkins
Title:     Principal Accounting Officer
Date:    February 23, 2018